                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

      We hereby consent to the incorporation by reference in this Amendment No. 1 to Registration Statement of Tekelec on Form S-3 of our reports dated January 29, 2003, relating to the consolidated financial statements and financial statement schedule, which appear in Tekelec's Annual Report on Form 10-K for the year ended December 31, 2002. We also consent to the references to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California
September 15, 2003